THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association (the "Plan Agent"), at (800) 852-4750. In addition, information on the Fund is now available on the internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declare an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------

----------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the Fund) as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on October 9, 1998. Shareholders voted to elect Rahul Bajaj, G.P. Gupta and P.S. Subramanyam as Directors and ratified the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999. The resulting vote count for each proposal is listed below:

1.  Election of Directors:

   Rahul Bajaj                    For:                      5,952,887

                                  Withheld Authority:         156,903

   G.P. Gupta                     For:                      5,942,786

                                  Withheld Authority:         167,004

   P.S. Subramanyam               For:                      5,965,531

                                  Withheld Authority:         144,259

2. Ratification of appointment of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:

                                  For:                      6,020,041

                                  Against:                     67,053

                                  Abstain:                     22,696

NEW DIRECTOR

Effective January 20, 1999, Narayan Murthy was elected by the Fund's Board of Directors to serve as a director of the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                               February 23, 1999

Dear Shareholders:

The Indian economy is expected to grow 5.8% during the 1998-99 fiscal year (year ended March 31, 1999) compared to growth of 5.0% in the preceding fiscal year. The agriculture sector has been buoyant, with growth estimated in excess of 5% compared to forecasts of -1% earlier in the year. Favorable monsoons have boosted foodgrains production, estimated at a record level of 202 million tons. Deregulation of industrial controls and substantial tariff reductions on imports have exposed Indian industry to greater competition. Together with the large build-up of capacities during the last few years, industrial growth slowed to 3.6% during the first half of the current fiscal year, compared with growth of 6.0% in the first half of last fiscal year.

The trade deficit for the first nine months of fiscal 1998-99 increased to $7.3 billion from $4.5 billion during the same period last fiscal year. Imports grew 7% while exports declined 3%. The current account deficit of $3.1 billion for the first half of fiscal year 1998-99 was larger than the deficit of $1.5 billion during the same period last year. Nevertheless, foreign exchange reserves rose 3% over the year to $27 billion. The Resurgent India Bond issue, offered to non-resident Indians, raised an impressive $4.1 billion. Money supply
(M3) continued to grow at an annual rate of 19.5%. The annual inflation rate, however, as measured by the Wholesale Price Index ("WPI"), dropped to 4.7% in February 1999.

The stock market was relatively stable during the second half of 1998. Although index stocks did not show much change, there was a rally in stocks in the software and pharmaceutical sectors. During the six months ended December 31, 1998, the Fund's net asset value ("NAV") increased 11.2%. The Fund's investment strategy of divesting its investments in commodity, cyclical and declining sectors, reducing the number stocks in the portfolio, and increasing the portfolio's concentration in the software, pharmaceutical and consumer goods sectors has enhanced the Fund's performance.

We believe The India Growth Fund Inc. offers a solid opportunity for capital growth. Our outlook for the Indian stock markets is positive. On fiscal 1999-2000 prospective earnings, the price/ earnings ratio of 11 for stocks comprising the Bombay Stock Exchange Sensitive Index ("BSESI") is very attractive. The Fund will continue to take advantage of the potential for growth in the Indian stock market.

Sincerely,

/s/ P.S. Subramanyam

P.S. Subramanyam
Chairman of the Board
and President

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy
---------------------------------------------------------

    - The Central Statistical Organization has estimated gross domestic product ("GDP") growth for the fiscal year 1998-99 at 5.8%. GDP growth was 5.0% in fiscal 1997-98 compared with average growth of 7.8% during the fiscal 1994-95 to 1996-97 period.

    - Overall growth in industrial production during the first half of fiscal 1998-99 was 3.6%, compared to 6.0% during the first half of fiscal year 1997-98.

    - Agricultural sector growth is estimated at more than 5% for the fiscal year 1998-99, compared to -1.0% during fiscal year 1997-98. Foodgrains output is estimated to reach a record 202 million tons during the current year, compared to 192 million tons last fiscal year.

    - Direct tax collections exceeded the target by 10% in the first half of fiscal 1997-98, representing an increase in growth of 22% compared to the first half of the last fiscal year. Corporate tax receipts in the first half of fiscal 1997 increased 38% and income tax collections increased 7%. On the other hand, indirect tax collections in the first half fell short of its target by 14%

    - The annual growth rate of broad money (M3) rose to an all time high of 20% in August 1998 due to the inflow of Resurgent India Bonds. M3 growth exceeded 18% during the period April-December 1998. The Reserve Bank of India has targeted M3 growth at between 15-15.5%.

    - Low agricultural output last year had an impact on prices. However, the rise in prices was lower during the past few months due to improvement in supplies. Inflation, as measured by the increase in the WPI, was at the annual rate of 4.7% in February 1999.

    - During April-October 1998, export growth in US$ terms was -5.1%, compared to an increase of 5.2% during the same period last year. Imports, during the same period, grew in US$ terms 9.4%, compared to growth of 6.5% during the same period last year. The current account deficit, as a percentage of GDP, is estimated at 2-2.5% for fiscal year 1998-99, compared to 1.7% in the prior fiscal year.

    - The balance of payments situation was at a comfortable level in fiscal 1997-98, with net capital inflows of more than US$11 billion. The balance of payments may become strained as expected net foreign capital inflows may not exceed US$4 billion in fiscal 1998-99. Foreign exchange reserves of US$26 billion are equal to seven months' imports.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Stock Markets
---------------------------------------------------------

    - The stock markets remained lackluster during 1998. The BSESI stood at 3,694 at the beginning of 1998, reached a high of 4,280 on April 21 and closed the year at 3,055, a negative return of 17.3%.

    - The markets rallied during the January - April 1998 period on expectations of an industrial revival and an end to a long phase of political instability. The sanctions imposed following the nuclear testing in May changed the course of the markets.

    - Compared to record collections of Rs480 billion in fiscal year 1994-95, net mobilization from the primary market is estimated at only Rs.300 billion for fiscal year 1998-99.

    - The government has set a target of Rs.50 billion of Public Sector Enterprise ("PSE") disinvestment for fiscal year 1998-99. The government was able to successfully sell the shares of a few PSE's.

    - The Securities and Exchange Board of India has set a target of approximately three years to achieve full dematerialization and transition to a complete depository system. Two years since the commencement of the National Securities Depositary Ltd, approximately US$13 billion of securities (15% of the market capitalization) representing more than 600 companies are now in electronic form.

    - Outstanding foreign institutional investment ("FII") is estimated at US$8 billion. FII inflows were US$1.8 billion in fiscal 1997-98. During the April - December 1998 period, FII outflows are estimated at US$0.75 billion.

    - The government's commitment to reforms and initiatives on insurance sector privatization and the product patent bill are expected to improve sentiment and subsequently, valuations.

    - The Indian markets are currently trading at very low valuations of 9.2 times fiscal 1999 earnings.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report on Fund Performance
---------------------------------------------------------

                          THE INDIA GROWTH FUND, INC.
       RUPEE NAV, $ NAV, BOMBAY STOCK EXCHANGE SENSITIVE INDEX ("BSESI")
                            AS OF DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RS NAV      BSESI      $ NAV
1 Month          9.1%       8.5%       6.0%
3 Month          2.1%      -2.3%       1.3%
6 Month         14.6%      -5.4%      11.2%
1 Year          11.8%     -16.5%       1.4%

During the six months ended December 31, 1998, the Fund outperformed each of its benchmark indices. The rupee NAV appreciated 14.6% compared to a decline of 5.4% in the BSESI, outperformance of 20%. During the twelve month period ended February 17, 1999, the Fund's rupee NAV outperformed the BSESI by 50.3%, while the Fund's NAV increased 30.1%

The Fund's rupee NAV outperformed the BSESI for the 1 month, 3 month, 6 month, 9 month and one year periods ended December 31, 1998. On a one year basis, the BSESI posted a negative return of 16.5%, while the Fund's NAV returned 11.8%, an outperformance of 28.3%. For the same period, the Fund's $NAV also outperformed the BSESI for the 3 month, 6 month, 9 month and one year periods. During that same one year period, the Fund's $NAV increased marginally (+1.4%), while the BSESI decreased by 16.5%.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top Twenty Holdings -- December 31, 1998
---------------------------------------------------------

    The Fund had positions in 164 companies at December 31, 1998. The top 20 holdings (excluding short-term investments) as of that date were as follows:

           COMPANY                                                                               PERCENTAGE OF NET ASSETS
           ------------------------------------------------------------------------------------  -------------------------
       1.  ITC Ltd.............................................................................              10.20%
       2.  Hindustan Lever Ltd.................................................................               7.44
       3.  NIIT Ltd............................................................................               5.94
       4.  SmithKline Beecham Consumer Healthcare Ltd..........................................               5.61
       5.  Satyam Computer Ltd.................................................................               5.33
       6.  TVS Suzuki Ltd......................................................................               4.15
       7.  Hero Honda Motor Ltd................................................................               4.13
       8.  Bajaj Auto Ltd......................................................................               3.85
       9.  Punjab Tractors Ltd.................................................................               3.46
      10.  Reliance Industries Ltd.............................................................               2.76
      11.  Nestle India Ltd....................................................................               2.53
      12.  DSQ Software Ltd....................................................................               2.43
      13.  Mahanagar Telephone Nigam Ltd.......................................................               2.14
      14.  EIH Ltd.............................................................................               1.95
      15.  Novartis India Ltd..................................................................               1.87
      16.  Vashisthi Detergents Ltd............................................................               1.85
      17.  Hindustan Petroleum Corp. Ltd.......................................................               1.83
      18.  Software Solutions Integrated Ltd...................................................               1.59
      19.  Mahindra & Mahindra Ltd.............................................................               1.40
      20.  Castrol India Ltd...................................................................               1.35
                                                                                                            ------
           Total...............................................................................              71.81%
                                                                                                            ------
                                                                                                            ------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1998 (unaudited)
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--103.69%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--102.69%
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Aluminum--1.93%
    65,721  Hindalco Industries Ltd.....................................  $   793,078
        50  Indian Aluminum Co. Ltd.....................................          107
 2,752,500  National Aluminum Ltd.......................................    1,221,677
                                                                          -----------
                                                                            2,014,862
                                                                          -----------
Aquaculture--0.00%
    89,900  Aqua Marine Foods Ltd.* #...................................            0
       100  King International Aqua Ltd.* #.............................            0
       120  MAC Industries Ltd..........................................           64
                                                                          -----------
                                                                                   64
                                                                          -----------
Automobiles & Auto Ancillaries--17.66%
   328,050  Bajaj Auto Ltd.+............................................    4,026,279
    56,650  Exide Industries Ltd........................................      188,611
    18,675  Exide Industries Ltd.- Rights*#.............................       60,770
   336,978  Hero Honda Motors Ltd.......................................    4,314,382
     1,880  LML Ltd.....................................................        3,271
   377,311  Mahindra & Mahindra Ltd.....................................    1,465,889
   815,400  Pal Peugeot Ltd.* #.........................................       37,439
   193,250  Punjab Tractors Ltd.+.......................................    3,612,915
    90,432  Tata Engineering & Locomotive Co. Ltd.......................      347,078
    11,600  Tata Engineering & Locomotive Co. Ltd. GDR..................       46,400
   350,000  TVS Suzuki Ltd..............................................    4,338,945
    16,660  Ucal Fuel Systems Ltd.......................................       17,221
                                                                          -----------
                                                                           18,459,200
                                                                          -----------
Banks/Financial Institutions--0.77%
       200  Bank of Baroda Ltd. (new shares)............................          234
    15,740  Housing Development Finance Corporation Ltd.+...............      807,384
        60  ICICI Banking Corporation Ltd.+.............................           66
        50  State Bank of India Ltd.+...................................          185
                                                                          -----------
                                                                              807,869
                                                                          -----------
Cement--0.77%
        93  Associated Cement Companies Ltd.............................        2,261
       200  Gujarat Ambuja Cement Ltd.+.................................        1,225
     3,800  India Cements Ltd...........................................        2,894
     3,800  India Cements Ltd.- Rights..................................        2,626
     8,350  Madras Cements Ltd..........................................      798,381
                                                                          -----------
                                                                              807,387
                                                                          -----------
Ceramics/Granites--0.17%
   454,850  Grapco Industries Ltd.*.....................................       21,420
   191,197  Kajaria Ceramics Ltd........................................      148,564
   175,000  Pacific Industries Ltd* #...................................        2,678
                                                                          -----------
                                                                              172,662
                                                                          -----------
Chemicals & Dyes--0.74%
   218,499  BASF India Ltd..............................................      768,631
    17,300  Gujarat Heavy Chemicals Ltd.................................        5,825
       646  Sree Rayalseema Alkalies & Allied Chemicals Ltd.*...........           84
       199  Tata Chemicals Ltd.#........................................          475
                                                                          -----------
                                                                              775,015
                                                                          -----------
Computer Hardware--0.35%
    46,000  Digital Equipment Ltd.......................................      163,009
    29,650  HCL Infosystems Ltd.........................................      204,904
        50  PCS Data General India Industries Ltd.......................           21
                                                                          -----------
                                                                              367,934
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Computer Software--11.43%
    40,200  BFL Software Ltd............................................  $   606,975
   306,700  DSQ Software Ltd............................................    2,538,381
     2,000  Infosys Technologies........................................      139,322
    88,800  InfoTech Enterprises Ltd....................................      427,377
    21,600  Leading Edge Systems Ltd....................................      194,029
    55,700  Mastek Ltd..................................................      677,725
    37,800  Pentafour Software Ltd......................................      628,813
   248,700  R S Software India Ltd......................................      806,943
   325,090  Satyam Computer Ltd.........................................    5,568,707
     5,000  Sierra Optima Ltd...........................................       29,527
       990  Tata Infotech Ltd...........................................       32,751
    40,900  Twinstar Software Exports Ltd.* #...........................       16,949
     6,550  Wilpro Ltd..................................................      283,584
                                                                          -----------
                                                                           11,951,083
                                                                          -----------
Computer Training--7.89%
    12,600  Aptech Ltd..................................................      170,517
   162,350  NIIT Ltd....................................................    6,207,106
   100,000  Pentafour Communications....................................      213,680
   117,000  Software Solutions Integrated Ltd...........................    1,658,441
                                                                          -----------
                                                                            8,249,744
                                                                          -----------
Consumer Durables--1.02%
   231,700  Carrier Aircon Ltd..........................................    1,070,937
                                                                          -----------
Consumer Products--13.20%
    24,100  Archies Greetings & Gifts Ltd...............................      273,374
    59,800  Bata India Ltd.*............................................      274,852
   107,093  Colgate Palmolive India Ltd.................................      494,237
   198,586  Hindustan Lever Ltd.........................................    7,778,380
     6,800  Indian Shaving Products Ltd.................................      143,621
    60,000  Marico Industries Ltd.......................................      498,705
   250,000  Polar Industries Ltd.#......................................       88,298
   168,800  Polar Latex Ltd.............................................       18,084
    11,350  Ponds (India) Ltd...........................................      332,723
    52,457  Procter & Gambel India Ltd..................................      978,242
    32,950  Reckitt & Coleman of India Ltd..............................      291,135
   252,079  Titan Industries Ltd.#......................................      563,869
 1,538,400  Vashisthi Detergents Ltd....................................    1,930,697
        25  Videocon Appliances Ltd.....................................           11
   120,900  Videocon International Ltd..................................      131,661
                                                                          -----------
                                                                           13,797,889
                                                                          -----------
Diamonds--0.02%
    80,150  Su-Raj Diamonds India Ltd...................................       25,477
                                                                          -----------
Diversified--13.44%
   603,763  ITC Ltd.....................................................   10,662,167
       150  Larsen & Toubro Ltd.........................................          567
   183,993  Raymond Ltd.................................................      376,044
 1,023,283  Reliance Industries Ltd.....................................    2,886,492
    35,000  Sterlite Industries Ltd.....................................      119,579
                                                                          -----------
                                                                           14,044,849
                                                                          -----------
Electricals--0.47%
    91,538  Siemens India Ltd.*.........................................      485,171
    92,300  Solarson Industries Ltd.*...................................        1,195
                                                                          -----------
                                                                              486,366
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 1998 (unaudited)
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Engineering--1.27%
     6,200  Blue Star Ltd...............................................  $     9,635
   145,000  Growel Times Ltd.*..........................................        3,141
    25,400  Ingersoll Rand India Ltd....................................      259,712
   150,000  KEC International Ltd.#.....................................      105,957
    35,400  Praj Industries Ltd.#.......................................       12,961
    57,500  Thermax Ltd.................................................      193,607
   168,600  Wartsila Diesel India Ltd...................................      746,334
     1,650  Western Paques India Ltd.* #................................            0
                                                                          -----------
                                                                            1,331,347
                                                                          -----------
Finance & Leasing--1.14%
   120,000  Credit Rating Information Services of India Ltd.+...........    1,194,490
                                                                          -----------
Food & Agro Products--8.23%
   727,000  Agritech Hatcheries & Foods Ltd.* #.........................            0
    71,200  American Dryfruits Co. Ltd..................................        8,718
     6,960  Cadbury India Ltd...........................................       78,335
    82,100  Nath Seeds Ltd.*............................................        9,859
   245,425  Nestle India Ltd............................................    2,640,905
   474,340  SmithKline Beecham Consumer Healthcare Ltd..................    5,869,218
                                                                          -----------
                                                                            8,607,035
                                                                          -----------
Hotels--2.71%
   368,525  EIH Ltd.....................................................    2,038,298
    48,220  Hotel Leela Venture Ltd.- Warrants expire 4/8/99*...........        4,542
    93,358  Indian Hotels Co. Ltd.......................................      788,058
                                                                          -----------
                                                                            2,830,898
                                                                          -----------
Housing & Construction--0.01%
   164,900  Lok Housing & Construction Ltd..............................       12,425
    55,900  NCL Seccolour Ltd.* #.......................................            0
                                                                          -----------
                                                                               12,425
                                                                          -----------
Iron & Steel--0.10%
   300,000  Asian Alloys Ltd.*..........................................        7,064
    19,740  Grand Foundry Ltd.* #.......................................          837
    25,875  Jindal Iron & Steel Co. Ltd.- Warrants* #...................            0
   421,000  Kanakdhara Steel Ltd.* #....................................            0
       200  Sesa Goa Ltd................................................          603
 1,000,000  Welspun Stahl Rohren Ltd....................................       94,184
                                                                          -----------
                                                                              102,688
                                                                          -----------
Office Equipment--0.12%
    64,412  Modi Xerox Ltd..............................................      130,356
                                                                          -----------
Packaging--0.01%
   160,300  Ras Extrusion Ltd.*.........................................        3,774
    52,000  Sharp Industries Ltd.*......................................        6,000
                                                                          -----------
                                                                                9,774
                                                                          -----------
Paints/Dyes/ Rubber--0.84%
        50  Asian Paints India Ltd......................................          335
    77,850  Ciba Specialty Chemicals Ltd................................      251,129
    47,267  Clariant India Industries Ltd...............................      305,950
    97,400  Dewan Rubber India Ltd......................................        8,944
    89,141  Goodlass Nerolac Paints Ltd.................................      306,652
                                                                          -----------
                                                                              873,010
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Paper--0.22%
   210,000  Ballarpur Industries Ltd.#..................................  $   136,226
    97,600  Orient Paper Mills & Industries Ltd.#.......................       46,307
   775,000  Rama Newsprint & Paper Ltd. (new shares)* #.................       46,533
    25,000  Shreyans Industries Ltd.#...................................        4,415
                                                                          -----------
                                                                              233,481
                                                                          -----------
Pesticides/Agrochemicals--2.04%
    23,750  Cyanamid India Ltd..........................................      177,272
   102,211  Novartis India Ltd..........................................    1,956,016
                                                                          -----------
                                                                            2,133,288
                                                                          -----------
Petrochemicals--1.36%
    79,262  Castrol India Ltd...........................................    1,415,593
        60  Natural Organic Chemical Ltd................................           33
   500,000  Sree Rayalaseema Petrochemicals Ltd.*.......................        4,709
                                                                          -----------
                                                                            1,420,335
                                                                          -----------
Petroleum--2.39%
    76,700  Bharat Petroleum Corporation Ltd............................      421,155
    51,200  COCHIN Refineries Ltd.......................................      159,736
   346,000  Hindustan Petroleum Corp. Ltd...............................    1,915,343
                                                                          -----------
                                                                            2,496,234
                                                                          -----------
Pharmaceuticals--7.94%
   102,000  Burroughs Wellcome India Ltd................................    1,411,596
       150  CIPLA Ltd...................................................        3,033
    23,700  Dr. Reddy's Laboratories....................................      270,929
    75,100  E. Merck India Ltd..........................................      654,716
    53,450  German Remedies Ltd.........................................      789,102
    75,000  Hoechst Marion Roussel Ltd..................................      725,365
    60,200  Knoll Pharmaceuticals Ltd...................................      707,672
    58,500  Lyka Laboratories Ltd.......................................       27,549
   150,000  Morepan Laboratories Ltd....................................      441,488
   323,900  Orchid Chemicals & Pharmaceuticals Ltd......................      783,248
     1,200  Pfizer Ltd..................................................       23,876
   214,330  Pharmasia Ltd.* #...........................................        5,299
    31,250  Rhone Poulenc Ltd...........................................      532,913
   130,650  SmithKline Beecham Pharmaceuticals Ltd......................    1,359,720
    44,500  Sun Pharmaceuticals.........................................      286,782
    18,750  Wyeth Lederle Ltd.#.........................................      271,626
                                                                          -----------
                                                                            8,294,914
                                                                          -----------
Plastics/Pipes--0.00%
       300  Uniplas India Ltd.* #.......................................            3
                                                                          -----------
Power & Energy--0.28%
    57,298  BSES Ltd....................................................      190,768
    50,000  Gas Authority of India Ltd.#................................      100,306
       200  Nepc Micon India Ltd.* #....................................           12
                                                                          -----------
                                                                              291,086
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 1998 (unaudited)
----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Shipping--0.07%
   157,500  Shipping Corporation of India Ltd...........................  $    77,878
                                                                          -----------
Tea & Plantation--1.07%
   132,625  Tata Tea Ltd................................................    1,114,056
                                                                          -----------
Telecommunications & Cable--2.23%
       100  Finolex Cables Ltd..........................................          488
   519,700  Mahanagar Telephone Nigam Ltd...............................    2,241,795
    99,000  Repl Engineering Ltd.* #....................................        3,497
    49,700  Usha Beltron Ltd............................................       83,848
                                                                          -----------
                                                                            2,329,628
                                                                          -----------
Textiles--0.28%
    29,100  Ginni Filament Ltd..........................................        3,494
   193,500  Hanil Era Textiles Ltd.*....................................        7,062
   122,606  Indo Count Industries Ltd...................................       19,631
   239,000  K.G. Denim Ltd.* #..........................................       23,917
    20,700  Maxwell Apparel Industries Ltd..............................          244
    66,500  Morarjee Goculdas Spinning & Weaving Co. Ltd................       25,053
   331,300  Patspin India Ltd...........................................       62,406
    56,800  Shamken Multifab Ltd........................................       12,639
   446,200  Welspun India Ltd. #........................................      133,955
                                                                          -----------
                                                                              288,401
                                                                          -----------
Miscellaneous--0.52%
    70,000  Gujarat Mineral Development Corp............................       87,026
   297,700  Hindustan Zinc Ltd..........................................       60,984
   163,000  Navneet Publications Ltd. #.................................      372,286
    26,800  Skyline Nepc Ltd.*..........................................          757
   152,000  Tamil Nadu Hospitals Ltd.* #................................            0
   173,100  Techtron Poly Ltd.* #.......................................       20,990
   400,000  Tejoomal Industries Ltd.* #.................................            0
                                                                          -----------
                                                                              542,043
                                                                          -----------
Total Equities & Equity Equivalents (cost--$91,582,141).................  107,344,708
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES --0.20%
--------------------------------------------------------------------------------

Principal
  Amount
  (000)                                                                       Value
----------                                                                -------------
Rs. 12,938  10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each;
              redeemable starting 1/14/01#  ............................   $    211,269
    15,000  16.0% Rama Newsprint & Paper Ltd. of Rs. 60 each; redeemable
              starting 1/02/00 #  ......................................              0
        68  12.5% Reliance Industries Ltd. of Rs. 95 each; redeemable
              starting 3/01/02 #  ......................................          1,476
                                                                          -------------
Total Non-Convertible Debentures (cost--$893,159).......................        212,745
                                                                          -------------
---------------------------------------------------------------------------------------
BANK DEPOSIT--0.80%
---------------------------------------------------------------------------------------
    35,400  Bank Nationale de Paris, 8.40%, due 1/2/99
              (cost--$833,530)..........................................        833,530
                                                                          -------------
Total Investments in India (cost--$93,308,830)..........................    108,390,983
                                                                          -------------
---------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.72%
---------------------------------------------------------------------------------------
TIME DEPOSITS--0.72%
---------------------------------------------------------------------------------------
  US$  748  Brown Brothers Harriman & Co. Grand Cayman, 3.75%@
              (cost--$748,000)..........................................        748,000
                                                                          -------------
TOTAL INVESTMENTS (cost--$94,056,830)--104.41%..........................    109,138,983
Liabilities in excess of other assets--(4.41)%..........................     (4,605,126)
                                                                          -------------
NET ASSETS (equivalent to $10.63 per share; applicable to 9,830,611
  shares outstanding)--100%.............................................   $104,533,857
                                                                          -------------
                                                                          -------------

------------------------------

  GDR   --    Global Depositary Receipt.
   Rs   --    Indian Rupees.
    +         Affiliated security. Deemed as such because a Director of
              the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the company.
    *         Non-income producing security.
    #         Fair valued security, aggregating $2,268,350 or 2.17% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998 (unaudited)
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value
      (cost--$85,042,778).........................   $ 99,496,205
    Investments in affiliated securities, at value
      (cost--$9,014,052)..........................      9,642,778    $109,138,983
                                                    -------------
    Receivable for investments sold...............                        455,496
    Dividends and interest receivable.............                        163,361
    Prepaid expenses and other assets.............                        198,318
                                                                    -------------
        Total assets..............................                    109,956,158
                                                                    -------------

LIABILITIES
    Due to custodian..............................                        108,192
    Deferred Indian withholding taxes.............                      4,682,752
    Payable for investments purchased.............                        210,399
    Investment advisory fee payable...............                         57,145
    Trust administration fee payable..............                         27,526
    Administration fee payable....................                         15,148
    Accrued expenses and other liabilities........                        321,139
                                                                    -------------
        Total liabilities.........................                      5,422,301
                                                                    -------------

NET ASSETS
    Common stock, $0.01 par value; 9,830,611
     shares issued
      and outstanding (50,000,000 shares
     authorized)..................................                         98,306
    Additional paid-in capital....................                    116,752,996
    Undistributed net investment income...........                      1,525,083
    Accumulated net realized loss.................                    (24,651,845)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian rupees (net of deferred Indian
     withholding tax of $3,553,515)...............                     10,809,317
                                                                    -------------
                                                                     $104,533,857
                                                                    -------------
                                                                    -------------
NET ASSET VALUE PER SHARE.........................                         $10.63
                                                                    -------------
                                                                    -------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1998 (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $    558,089
    Dividends from affiliated securities...................................        62,964
    Interest...............................................................        84,355   $      705,408
                                                                             ------------   --------------

EXPENSES
    Advisory fees..........................................................       334,167
    Custodian and accounting fees..........................................       229,903
    Trust administration fees..............................................       160,782
    Legal and audit fees...................................................       114,080
    Administration fees....................................................        89,843
    Directors' fees and expenses...........................................        65,320
    Insurance expense......................................................        61,337
    Reports to shareholders................................................        46,000
    Transfer agent fees....................................................        14,168
    Miscellaneous expenses.................................................        19,717        1,135,317
                                                                             ------------   --------------
    Net investment loss before taxes.......................................                       (429,909)
    Deferred Indian withholding tax benefit................................                        173,242
                                                                                            --------------
    Net investment loss....................................................                       (256,667)
                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on investments--unaffiliated securities..............      (149,067)
    Net realized loss on investments--affiliated securities................      (973,944)
    Deferred Indian withholding tax........................................       (54,121)
                                                                             ------------
    Net realized loss on investments.......................................                     (1,177,132)
    Net realized loss on foreign currency transactions.....................                        (26,043)
    Net change in unrealized appreciation/depreciation of:
        Investments (net of change in deferred Indian withholding
          (tax)/tax benefit of $1,132,719).................................                     11,719,512
        Other assets and liabilities denominated in Indian rupees..........                       (119,269)
                                                                                            --------------
    Net realized and unrealized gain on investments
      and foreign currency transactions....................................                     10,397,068
                                                                                            --------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................                 $   10,140,401
                                                                                            --------------
                                                                                            --------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED         FOR THE YEAR
                                                    DECEMBER 31, 1998       ENDED
                                                       (unaudited)      JUNE 30, 1998
                                                    -----------------   -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment loss...........................  $       (256,667)   $   (509,752)
    Net realized gain (loss) on investments and
      foreign currency
      transactions................................        (1,203,175)        622,307
    Net change in unrealized
      appreciation/depreciation of investments
      and other assets and liabilities denominated
      in Indian rupees............................        11,600,243     (29,241,621)
                                                    -----------------   -------------
    Total from investment operations..............        10,140,401     (29,129,066)
                                                    -----------------   -------------

CAPITAL SHARE TRANSACTIONS
    Capital contribution from Investment
      Adviser.....................................           436,802         --
                                                    -----------------   -------------
Net increase (decrease) in net assets.............        10,577,203     (29,129,066)

NET ASSETS
    Beginning of period...........................        93,956,654     123,085,720
                                                    -----------------   -------------
    End of period.................................  $    104,533,857    $ 93,956,654
                                                    -----------------   -------------
                                                    -----------------   -------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1998 (unaudited)
----------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI").

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Indian rupee amounts are translated into U.S. dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian rupees at the closing rate of exchange on the valuation date; and (2) purchase and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Indian rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTE 2.  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

NOTE 3.  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $15,082,153 was composed of gross appreciation of $31,029,335 for those investments having an excess of value over cost and gross depreciation of $15,947,182 for those investments having an excess of cost over value.

For the six months ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,485,765 and $6,978,668, respectively.

At December 31, 1998, the Fund owned securities valued at approximately $1,109,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE 4.  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $66,000 for the six months ended December 31, 1998 for legal services to a law firm in which the Fund's assistant secretary is a partner.

For the six months ended December 31, 1998, the Fund paid approximately $9,093, $739 and $417 in brokerage commissions to UTI Securities, DSP Merrill Lynch, and IDBI Capital Markets, respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5.  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1997 in the amount of $125,692. Such losses are treated for tax purposes as arising on July 1, 1998.

At June 30, 1998, the Fund had a capital loss carryforward of $19,566,739 ($1,266,714 of which expires at the end of fiscal year 2004, $6,589,447 of which expires at the end of fiscal year 2005 and

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
$11,710,578 of which expires at the end of fiscal year 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6.  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to 10% Indian withholding tax. The Fund accrues for such withholding taxes on the net investment income and net realized and unrealized gains derived in India. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund, if so elected by the Fund. Should the Fund require funds from UTI in excess of the net investment income or net realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains, if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax.

NOTE 7.  CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended December 31, 1998 or for the year ended June 30, 1998.

NOTE 8.  CAPITAL CONTRIBUTION FROM INVESTMENT ADVISER

On October 20, 1998, the Fund recorded a capital contribution from the Investment Adviser in the amount of $436,802 or $0.04 per share. This amount was paid by the Investment Adviser in connection with losses incurred by the Fund by reason of certain unpermitted investments.

NOTE 9.  CONCENTRATION OF RISK

Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                 FOR THE
                                                SIX MONTHS
                                                  ENDED
                                               DECEMBER 31,                     FOR THE YEAR ENDED JUNE 30,
                                                   1998         ------------------------------------------------------------
                                               (UNAUDITED)        1998        1997         1996         1995         1994
                                               ------------     --------    ---------    ---------    ---------    ---------
Net asset value, beginning of period.........       $9.56         $12.52       $13.67       $15.86       $21.87       $12.49
                                               ------------     --------    ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before tax......       (0.04)         (0.07)       (0.05)        0.11*       (0.09)       (0.10)*
Net deferred Indian withholding (tax)/tax
  benefit on net investment income (loss)....        0.01           0.02         0.02        (0.01)*       0.01         0.01*
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...............................        1.18          (3.06)       (1.16)       (1.47)*      (5.59)       11.79*
Deferred Indian withholding (tax)/tax benefit
  on net realized and unrealized gain (loss)
  on investments.............................       (0.12)          0.15         0.12         0.03*        0.54        (1.16)*
                                               ------------     --------    ---------    ---------    ---------    ---------
Total from investment operations.............        1.03          (2.96)       (1.07)       (1.34)       (5.13)       10.54
                                               ------------     --------    ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...................      --              --           (0.08)      --           --           --
From net realized gain on investments........      --              --          --           --            (0.92)       (0.25)
In excess of net realized gain on
  investments................................      --              --          --            (0.35)      --           --
                                               ------------     --------    ---------    ---------    ---------    ---------
Total dividends and distributions to
  shareholders...............................      --              --           (0.08)       (0.35)       (0.92)       (0.25)
                                               ------------     --------    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Capital contribution from Investment
  Adviser....................................        0.04          --          --           --           --           --
Dilutive effect of rights offering...........      --              --          --            (0.37)      --            (0.76)
Offering costs charged and adjustments to
  additional paid-in capital.................      --              --          --            (0.13)        0.04        (0.15)
                                               ------------     --------    ---------    ---------    ---------    ---------
Total capital share transactions.............        0.04          --          --            (0.50)        0.04        (0.91)
                                               ------------     --------    ---------    ---------    ---------    ---------
Net asset value, end of period...............      $10.63          $9.56       $12.52       $13.67       $15.86       $21.87
                                               ------------     --------    ---------    ---------    ---------    ---------
                                               ------------     --------    ---------    ---------    ---------    ---------
Market value, end of period..................       $7.75          $7.25       $13.38       $14.63       $18.38       $21.25
                                               ------------     --------    ---------    ---------    ---------    ---------
                                               ------------     --------    ---------    ---------    ---------    ---------
TOTAL INVESTMENT RETURN (a)(b)...............        6.90%        (45.79)%      (7.98)%     (15.88)%      (9.42)%      50.02%
                                               ------------     --------    ---------    ---------    ---------    ---------
                                               ------------     --------    ---------    ---------    ---------    ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)........    $104,534        $93,957     $123,086     $134,329     $111,255     $153,425
Ratio of expenses, excluding (tax)/tax
  benefit, to
  average net assets.........................        2.30%(c)       2.32%        2.37%        2.17%        1.99%        2.26%
Ratio of expenses, including (tax)/tax
  benefit, to
  average net assets.........................        1.95%(c)       1.87%        2.23%        2.24%        1.94%        2.22%
Ratio of net investment income (loss) to
  average
  net assets.................................       (0.52)%(c)     (0.18)%      (0.26)%       0.72%       (0.40)%      (0.51)%
Portfolio turnover...........................           7%            23%          31%          10%          15%          19%

----------------------------------
  *  Based on average shares outstanding.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
 (b) Total investment return for a period of less than one year is not annualized.
 (c) Annualized.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in
ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
Telephone Number (212) 713-2848
Fax Number (212) 713-4058
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India
SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India
DIRECTORS
P.S. Subramanyam
Antoine W. van Agtmael
Rahul Bajaj
G.P. Gupta
Glen Moreno
Narayan Murthy
A.C. Muthiah
Peter J. Pearson
Christopher Reeves
OFFICERS
P.S. Subramanyam, CHAIRMAN OF THE BOARD & PRESIDENT
Dr. S.S. Nayak, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS, CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   SEMI-ANNUAL REPORT
   DECEMBER 31, 1998